All Terrain Opportunity Fund

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II

Supplement dated April 6, 2018, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2018.

Effective immediately, the All Terrain Opportunity Fund is classified as a “diversified” fund. Accordingly, all references to the Fund being classified as a “non-diversified” fund in the Prospectus and SAI are deleted. In particular, the last paragraph under “Principal Investment Strategies” on page 3 of the Prospectus, the fifth paragraph under “Principal Investment Strategies” on page 8 of the Prospectus and the discussions of “Non-Diversification Risk” under “Principal Risks of Investing” on pages 4 and 12 of the Prospectus are deleted.

In addition, the third paragraph under “the trust and the fund” on page B-2 of the SAI is replaced with the following:

The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

In addition, the following is added as a fundamental policy under “Investment Restrictions” on page B-30 of the SAI:

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than cash, securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Please file this supplement with your records.